                                                                    EXHIBIT 10.1
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                                LOAN AGREEMENT
                              MMC NETWORKS, INC.

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

                               TABLE OF CONTENTS

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                                                                         Page
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
1 ACCOUNTING AND OTHER TERMS............................................. 4
  --------------------------

2 LOAN AND TERMS OF PAYMENT.............................................. 4
  -------------------------
     2.1 Credit Extensions............................................... 4
     2.2 Interest Rate, Payments......................................... 6
     2.3 Fees............................................................ 6

3 CONDITIONS OF LOANS.................................................... 6
  -------------------
     3.1 Conditions Precedent to Initial Credit Extension................ 6
     3.2 Conditions Precedent to all Credit Extensions................... 6

4 REPRESENTATIONS AND WARRANTIES......................................... 6
  ------------------------------
     4.1 Due Organization and Authorization.............................. 6
     4.2 Litigation...................................................... 7
     4.3 No Material Adverse Change in Financial Statements.............. 7
     4.4 Solvency........................................................ 7
     4.5 Regulatory Compliance........................................... 7
     4.6 Subsidiaries.................................................... 7
     4.7 Full Disclosure................................................. 7

5 AFFIRMATIVE COVENANTS.................................................. 8
  ---------------------
     5.1 Government Compliance........................................... 8
     5.2 Financial Statements, Reports, Certificates..................... 8
     5.3 Taxes........................................................... 8
     5.4 Insurance....................................................... 8
     5.5 Primary Accounts................................................ 8
     5.6 Financial Covenants............................................. 8

6 NEGATIVE COVENANTS..................................................... 9
  ------------------
     6.1 Dispositions.................................................... 9
     6.2 Changes in Business, Ownership, Management or Business Locations 9
     6.3 Mergers or Acquisitions......................................... 9
     6.4 Indebtedness.................................................... 9
     6.5 Encumbrance..................................................... 9
     6.6 Distributions; Investments...................................... 9
     6.7 Transactions with Affiliates.................................... 9
     6.8 Subordinated Debt...............................................10
     6.9 Compliance......................................................10

7 EVENTS OF DEFAULT..................................................... 10
  -----------------
     7.1 Payment Default................................................ 10
     7.2 Covenant Default............................................... 10
     7.3 Material Adverse Change........................................ 10
     7.4 Attachment..................................................... 10
     7.5 Insolvency..................................................... 11
     7.6 Other Agreements............................................... 11
     7.7 Judgments...................................................... 11
     7.8 Misrepresentations............................................. 11

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
8 BANK'S RIGHTS AND REMEDIES............................................ 11
  --------------------------
     8.1 Rights and Remedies............................................ 11
     8.2 Remedies Cumulative............................................ 11
     8.3 Demand Waiver.................................................. 11

9 NOTICES............................................................... 12
  -------
10 CHOICE OF LAW , VENUE AND JURY TRIAL WAIVER.......................... 12
   -------------------------------------------

11 GENERAL PROVISIONS................................................... 12
   ------------------
     11.1 Successors and Assigns........................................ 12
     11.2 Indemnification............................................... 12
     11.3 Time of Essence............................................... 12
     11.4 Severability of Provision..................................... 12
     11.5 Amendments in Writing, Integration............................ 12
     11.6 Counterparts.................................................. 13
     11.7 Survival...................................................... 13
     11.8 Confidentiality............................................... 13
     11.9 Attorneys' Fees, Costs and Expenses........................... 13

12 DEFINITIONS.......................................................... 13
   -----------
     12.1 Definitions................................................... 13

      THIS LOAN AGREEMENT dated May 7, 1998, between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and MMC NETWORKS, INC. ("Borrower"), whose address is 1134 Arques Avenue, Sunnyvale, California 94086-4602 provides the terms on which Bank will lend to Borrower and Borrower will repay Bank. The parties agree as follows:


1     ACCOUNTING AND OTHER TERMS
      --------------------------

      Accounting terms not defined in this Agreement will be construed following GAAP Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

2     LOAN AND TERMS OF PAYMENT
      -------------------------

2.1   CREDIT EXTENSIONS.

      Borrower will pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1 REVOLVING ADVANCES.

      (a) Bank will make Advances not exceeding (i) the Committed Revolving Line, minus (ii) the Cash Management Services Sublimit, minus (iii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus (iv) the Foreign Exchange Reserve. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

      (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit A. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to reliance.

      (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances and other amounts due under this Agreement are immediately payable.

2.1.2 LETTERS OF CREDIT.

      Bank will issue or have issued Letters of Credit for Borrower's account not exceeding (i) the Committed Revolving Line minus (ii) the outstanding principal balance of the Advances minus the Cash Management Sublimit, minus the Foreign Exchange Reserve; however, the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed $8,000,000. Each Letter of Credit will have an expiry date of no later than 180 days after the Revolving Maturity Date, but Borrower's reimbursement obligation will be secured by cash on terms acceptable to Bank at any time after the Revolving Maturity Date if the term of this Agreement is not extended by Bank.

2.1.3 FOREIGN EXCHANGE CONTRACT; FOREIGN EXCHANGE SETTLEMENTS.

      Borrower may enter foreign exchange contracts (the "Exchange Contracts") not exceeding an aggregate amount of $8,000,000 (the "Contract Limit"), under which Bank will sell to or purchase from

Borrower foreign currency on a spot or future basis. Borrower may not request any Exchange Contracts if it is out of compliance with any provision of this Agreement. Exchange Contracts must provide for delivery of settlement on or before the Revolving Maturity Date. The amount available under the Committed Revolving Line is reduced by the following (the "Foreign Exchange Reserve") on any given day (the "Determination Date"): (i) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed more than two business days after the Determination Date, 10% of the gross amount of the Exchange Contracts; plus (ii) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed within two business days after the Determination Date, 100% of the gross amount of the Exchange Contracts.

      Bank may terminate the Exchange Contracts if (a) an Event of Default occurs or (b) there is not sufficient availability under the Committed Revolving Line and Borrower does not have available funds in its deposit account for the Foreign Exchange Reserve. If Bank terminates the Exchange Contracts, Borrower will reimburse Bank for all fees, costs and expenses in connection with the Exchange Contracts.

      Borrower may not permit the total of all Exchange Contracts on which delivery is to be effected and settlement allowed in any two business day period to be more than $8,000,000 (the "Settlement Limit") nor may Borrower permit the total of all Exchange Contracts outstanding at any one time, to exceed the Contract Limit. However, the amount which may be settled in any 2 business day period may be increased above the Settlement Limit up to, but not above the Contract Limit if:

      (i) there is sufficient availability under the Committed Revolving Line in the amount of the Foreign Exchange Reserve for each Determination Date, provided that Bank in advance shall reserve the full amount of the Foreign Exchange Reserve against the Committed Revolving Line; or

      (ii) there is insufficient availability under the Committed Revolving Line for settlements within any 2 business day period, but Bank: (A) verifies good funds overseas before crediting Borrower's deposit account (if Borrower sells foreign currency); or (B) debits Borrower's deposit account before delivering foreign currency overseas (if Borrower purchases foreign currency).

      If Borrower purchases foreign currency, Borrower in advance must instruct Bank either to treat the settlement as an advance under the Committed Revolving Line, or to debit Borrower's account for the amount settled.

      Borrower will execute all Bank's standard applications and agreements in connection with the Exchange Contracts and pay all Bank's standard fees and charges.

      Borrower will indemnify Bank and hold it harmless from all claims, liabilities, demands, obligations, actions, costs and expenses (including reasonable attorneys' fees) which it incurs arising out of or in any way relating to any of the Exchange Contracts or any contemplated transactions.

2.1.4 CASH MANAGEMENT SERVICES SUBLIMIT.

      Borrower may use up to $8,000,000 for Bank's Cash Management Services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in various cash management services agreements related to such services (the "Cash Management Services"). All amounts Bank pays for any Cash Management Services will be treated as Advances under the Committed Revolving Line.

2.1.5 SUBLIMIT CAP AMOUNT. At no time shall the aggregate outstandings under the Letter of Credit Sublimit, Foreign Exchange Contract, Foreign Exchange Settlements and the Cash Management Services Sublimit exceed $8,000,000.

2.2   INTEREST RATE, PAYMENTS.

      (a) Interest Rate. Advances accrue interest on the outstanding principal balance at a per annum rate equal to the Prime Rate. After an Event of Default, Obligations accrue interest at 5.00 percentage points above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

      (b) Payments. Interest due on the Committed Revolving Line is payable on the 6th of each month. Bank may debit any of Borrower's deposit accounts including Account Number ____________ for principal and interest payments or any amounts Borrower owes Bank. Bank will notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

2.3   FEES.

      Borrower will pay:

      (a) Facility Fee. A fully earned, non-refundable Facility Fee of $14,000 due on the Closing Date; and

      (b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and expenses) incurred through and after the date of this Agreement, are payable when due.

3     CONDITIONS OF LOANS
      -------------------

3.1   CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION.

      Bank's obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires.

3.2   CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.

      Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

      (a) timely receipt of any Payment/Advance Form; and

      (b) the representations and warranties in Section 4 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 4 remain true.

4     REPRESENTATIONS AND WARRANTIES
      ------------------------------

      Borrower represents and warrants as follows:

4.1   DUE ORGANIZATION AND AUTHORIZATION.

      Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified.

      The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause a Material Adverse Change.

4.2   LITIGATION.

      Except as shown in the Schedule, there are no actions or proceedings pending or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary in which an adverse decision could cause a Material Adverse Change.

4.3   NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS.

      All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

4.4   SOLVENCY.

      The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

4.5   REGULATORY COMPLIANCE.

      Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations G, T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

4.6   SUBSIDIARIES.

      Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

4.7   FULL DISCLOSURE.

      No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

5     AFFIRMATIVE COVENANTS
      ---------------------

      Borrower will do all of the following:

5.1   GOVERNMENT COMPLIANCE.

      Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change.

5.2   FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

      (a) Borrower will deliver to Bank: (i) within 5 days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission along with Borrower's annual report; (iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; and (iv) budgets, sales projections, operating plans or other financial information Bank requests.

      (b) Within 50 days after the last day of each quarter, Borrower will deliver to Bank with the 10-Q report a Compliance Certificate signed by a Responsible Officer in the form of Exhibit B.

5.3   TAXES.

      Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

5.4   INSURANCE.

      Borrower will keep its business insured for risks and in amounts, as Bank requests.

5.5   PRIMARY ACCOUNTS.

      Borrower will maintain its primary depository and operating accounts with Bank.

5.6   FINANCIAL COVENANTS.

      Borrower will maintain as of the last day of each quarter:

          (i) QUICK RATIO. A ratio of Quick Assets to Current Liabilities of at least 1.75 to 1.00.

          (ii) DEBT/TANGIBLE NET WORTH RATIO. A ratio of Total Liabilities less Subordinated Debt to Tangible Net Worth plus Subordinated Debt of not more than 1.25 to 1.00.

          (iii) PROFITABILITY. Borrower will be profitable each quarter and fiscal year, except that Borrower may suffer one quarterly loss not to exceed $500,000.

6     NEGATIVE COVENANTS
      ------------------

      Borrower will not do any of the following:

6.1   DISPOSITIONS.

      Convey, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete Equipment.

6.2   CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR BUSINESS LOCATIONS.

      Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto), or suffer a change in Borrower's ownership other than the sale by Borrower of equity securities of Borrower. Borrower will not, without at least thirty (30) days prior written notification to Bank, relocate its chief executive office or add any new offices or business locations.

6.3   MERGERS OR ACQUISITIONS.

      (i) Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, where the cash investment is greater than $5,000,000 (without Bank's prior written consent) or (ii) merge or consolidate a Subsidiary into another Subsidiary or into Borrower.

6.4   INDEBTEDNESS.

      Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

6.5   ENCUMBRANCE.

      Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here.

6.6   DISTRIBUTIONS; INVESTMENTS.

      Without Bank's prior written consent, directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so where the required cash investment is greater than $5,000,000. Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

6.7   TRANSACTIONS WITH AFFILIATES.

      Directly or indirectly enter or permit any material transaction with any Affiliate except transactions that are in the ordinary course of Borrower's business, on terms less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

6.8   SUBORDINATED DEBT.

      Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Bank's prior written consent.

6.9   COMPLIANCE.

      Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

7     EVENTS OF DEFAULT
      -----------------

      Any one of the following is an Event of Default:

7.1   PAYMENT DEFAULT.

      If Borrower fails to pay any of the Obligations;

7.2   COVENANT DEFAULT.

      If Borrower does not perform any obligation in Section 5 or violates any covenant in Section 6 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 10 days after it occurs, or if the default cannot be cured within 10 days or cannot be cured after Borrower's attempts within 10 day period, and the default may be cured within a reasonable time, then Borrower has an additional period (of not more than 30 days) to attempt to cure the default. During the additional time, the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

7.3   MATERIAL ADVERSE CHANGE.

      If the Bank determines, based upon information available to it and in the exercise of its reasonable judgment, that there is a reasonable likelihood that Borrower will fail to comply with one or more of the financial covenants set forth in Section 5 during the next succeeding financial reporting period, or Bank determines in its reasonable judgment, that Borrower's financial condition has materially deteriorated.

7.4   ATTACHMENT.

      If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

7.5   INSOLVENCY.

      If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 30 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

7.6   OTHER AGREEMENTS.

      If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $100,000 or that could cause a Material Adverse Change;

7.7   JUDGMENTS.

      If a money judgment(s) in the aggregate of at least $50,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Credit Extensions will be made before the judgment is stayed or satisfied); or

7.8   MISREPRESENTATIONS.

      If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

8     BANK'S RIGHTS AND REMEDIES
      --------------------------

8.1   RIGHTS AND REMEDIES.

      When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

      (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 7.5 occurs all Obligations are immediately due and payable without any action by Bank); and

      (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

8.2   REMEDIES CUMULATIVE.

      Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

8.3   DEMAND WAIVER.

      Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

9    NOTICES
     -------

     All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. A Party may change its notice address by giving the other Party written notice.

10   CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER
     ------------------------------------------

     California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

11   GENERAL PROVISIONS
     ------------------

11.1 SUCCESSORS AND ASSIGNS.

     This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

11.2 INDEMNIFICATION.

     Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

11.3 TIME OF ESSENCE.

     Time is of the essence for the performance of all obligations in this Agreement.

11.4 SEVERABILITY OF PROVISION.

     Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

11.5 AMENDMENTS IN WRITING, INTEGRATION.

     All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

11.6 COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

11.7 SURVIVAL.

     All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 11.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

11.8 CONFIDENTIALITY.

     In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the Loans, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

11.9 ATTORNEYS' FEES, COSTS AND EXPENSES.

     In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

12   DEFINITIONS
     -----------

12.1 DEFINITIONS.

     In this Agreement:

     "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

     "BANK EXPENSES" are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

     "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

     "CASH MANAGEMENT SERVICES" are defined in Section 2.1.4.

     "CLOSING DATE" is the date of this Agreement.

     "COMMITTED REVOLVING LINE" is an Advance of up to $8,000,000.

     "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

     "CREDIT EXTENSION" is each Advance, Letter of Credit, Exchange Contract, or any other extension of credit by Bank for Borrower's benefit.

     "CURRENT LIABILITIES" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year.

     "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

     "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

     "EXCHANGE CONTRACT" is defined in Section 2.1.3.

     "GAAP" is generally accepted accounting principles.

     "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

     "INSOLVENCY PROCEEDING" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

     "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

     "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

     "LETTER OF CREDIT" is defined in Section 2.

     "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

     "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

     "MATERIAL ADVERSE CHANGE" is defined in Section 7.3.

     "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including letters of credit and Exchange Contracts and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

     "PERMITTED INDEBTEDNESS" is:

     (a) Borrower's indebtedness to Bank under this Agreement or any other Loan Document;

     (b) Indebtedness existing on the Closing Date and shown on the Schedule;

     (c)  Subordinated Debt;

     (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

     (e) Indebtedness secured by Permitted Liens.

     "PERMITTED INVESTMENTS" are:

     (a) Investments shown on the Schedule and existing on the Closing Date; and

     (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 2 years from its acquisition, (ii) corporate short-term instruments such as commercial paper, bonds or auction rate preferreds maturing no more than 1 year after their acquisition and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue.

     (c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

     (d) Investments consisting of receivables owing to Borrower or its Subsidiaries by Persons and advances to customers or suppliers, in each case, if created, acquired or made in the ordinary course of business; provided that this
                                                              --------
paragraph (d) shall not apply to Investments owing by Subsidiaries to Borrower;

     (e) Investments consisting of (i) compensation of employees, officers and directors of Borrower or its Subsidiaries so long as the Board of Directors of Borrower determines that such compensation is in the best interests of Borrower,
(ii) travel advances, employee relocation loans and other employee loans and advances in the ordinary course of business, (iii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans approved by Borrower's Board of Directors, (iv) other loans to officers and employees approved by the Board of Directors in an aggregate amount not in excess of Five Hundred Thousand and 00/100 Dollars ($500,000.00) outstanding at any time;

     (f) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

     (g) Investments pursuant to or arising under currency agreements or interest rate agreements entered into in the ordinary course of business;

     (h) Investments consisting of prepaid royalties and other credit extensions to, customers and suppliers who are not Affiliates, in the ordinary course of business;

     (i) Investments constituting acquisitions permitted under Section 6.3;

     (j) Deposit accounts of Borrower in which Bank has a Lien prior to any other Lien;

     (k) Deposit accounts of any Subsidiaries maintained in the ordinary course of business;

     (l) Investments accepted in connection with Transfers permitted by Section 6.1

     "PERMITTED LIENS" are:

     (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

     (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over
                                                   --
any of Bank's security interests;

     (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired, if the Lien is confined to the
                                          --
property and improvements and the proceeds of the equipment;

     (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a lessor, licensor or under any lease or license, if the leases, subleases, licenses and sublicenses
                            --
permit granting Bank a security interest;

     (e) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 7.7;

     (f) Easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property not constituting a Material Adverse Effect;

     (g) Liens that are not prior to the Lien of Bank which constitute rights of set-off of a customary nature or bankers' Liens with respect to amounts on deposit, whether arising by operation of law or by contract, in connection with arrangements entered into with banks in the ordinary course of business;

     (h) Earn-out and royalty obligations existing on the date hereof or entered into in connection with an acquisition permitted by Section 6.3; and

     (i) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension,
                                                            ---
renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

     "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

     "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

     "QUICK ASSETS" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, net billed accounts receivable and investments classified as current assets as determined according to GAAP.

     "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

     "REVOLVING MATURITY DATE" is May 6, 1999.

     "SCHEDULE" is any attached schedule of exceptions.

     "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's debt to Bank (and identified as subordinated by Borrower and Bank).

     "SUBSIDIARY" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

     "TANGIBLE NET WORTH" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus, (i) any amounts attributable to (a)
                              -----
goodwill, (b) intangible items such as unamortized debt discount and expense, Patents, trade and service marks and names, Copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, and (ii) Total Liabilities plus Subordinated Debt.
                      ---

     "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.


BORROWER:

MMC NETWORKS, INC.

     /s/ Uday Bellary
By: __________________________________

       Vice President, Finance & Chief
             Financial Officer
Title: _______________________________


BANK:

SILICON VALLEY BANK

     /s/ Kevin Walsh
By: ________________________________

           AVP
Title: _____________________________

                                   EXHIBIT A
                                   ---------

                  LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

             DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.


TO:  CENTRAL CLIENT SERVICE DIVISION         DATE:     ___________________

FAX#:  (408) 496-2426                        TIME:     ___________________


FROM:  MMC NETWORKS, INC.
       -------------------------------------------------------------------------
                            CLIENT NAME (BORROWER)

REQUESTED BY: __________________________________________________________________
                           AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE: __________________________________________________________

PHONE NUMBER: __________________________________________________________________

FROM ACCOUNT # ___________________     TO ACCOUNT # ____________________________

REQUESTED TRANSACTION TYPE              REQUESTED DOLLAR AMOUNT
--------------------------              -----------------------

PRINCIPAL INCREASE (ADVANCE)            $_______________________________________
PRINCIPAL PAYMENT (ONLY)                $_______________________________________
INTEREST PAYMENT (ONLY)                 $_______________________________________
PRINCIPAL AND INTEREST (PAYMENT)        $_______________________________________

OTHER INSTRUCTIONS: ____________________________________________________________

________________________________________________________________________________
All Borrower's representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone request for and Advance confirmed by this Borrowing Certificate; but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date.
________________________________________________________________________________

                                 BANK USE ONLY

TELEPHONE REQUEST:
-----------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

--------------------------------              ----------------------------------
        Authorized Requester                               Phone #

--------------------------------              ----------------------------------
        Received By (Bank)                                 Phone #


                       --------------------------------
                          Authorized Signature (Bank)

                                   EXHIBIT B
                            COMPLIANCE CERTIFICATE


TO:       SILICON VALLEY BANK
          3003 Tasman Drive
          Santa Clara, CA 95054

FROM:     MMC NETWORKS, INC.


     The undersigned authorized officer of MMC NETWORKS, INC. certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

     REPORTING COVENANT                   REQUIRED                                                      COMPLIES
     ------------------                   --------                                                      --------
     10-Q, 10-K + Annual Report           Within 5 days after filing with SEC                           Yes     No
     Compliance Certificate               Quarterly within 50 days                                      Yes     No

     FINANCIAL COVENANT                   REQUIRED                    ACTUAL                            COMPLIES
     ------------------                   --------                    ------                            --------
     Maintain on a Quarterly Basis:
      Minimum Quick Ratio                 1.75:1.00                   _____:1.00                        Yes     No
      Maximum Debt/Tangible Net
      Worth                               1.25:1.00                   _____:1.00                        Yes     No

     Profitability:                       Quarterly                   $_________                        Yes     No

         One quarterly loss not to        $500,000                                                      Yes     No
         exceed:

---------------------------------------------------
                  BANK USE ONLY

Received by:_______________________________________
               AUTHORIZED SIGNER

Date:______________________________________________

Verified:__________________________________________
               AUTHORIZED SIGNER

Date:______________________________________________

Compliance Status:                       Yes     No
---------------------------------------------------


COMMENTS REGARDING EXCEPTIONS:  See Attached.


Sincerely,


MMC NETWORKS, INC.

___________________________________________
SIGNATURE

___________________________________________
TITLE

___________________________________________
DATE

                              SILICON VALLEY BANK


                      PRO FORMA INVOICE FOR LOAN CHARGES



BORROWER:           MMC NETWORKS, INC.

LOAN OFFICER:       MIKE ROSE

DATE:               MAY 7, 1998


                    REVOLVING LOAN FEE    $14,000.00
                    CREDIT REPORT              35.00
                    DOCUMENTATION FEE         750.00

                    TOTAL FEE DUE         $14,785.00
                    -------------         ==========


PLEASE INDICATE THE METHOD OF PAYMENT:

          { } A CHECK FOR THE TOTAL AMOUNT IS ATTACHED.

          {X} DEBIT DDA # __________________ FOR THE TOTAL AMOUNT.

          { } LOAN PROCEEDS

BORROWER:

    /s/ Uday Bellary
BY:___________________________________
   Uday Bellary


/s/ Kevin Walsh              6/16/98
______________________________________
SILICON VALLEY BANK           (DATE)
ACCOUNT OFFICER'S SIGNATURE

                           NEGATIVE PLEDGE AGREEMENT

          This Negative Pledge Agreement is made as of May 7, 1998, by and between MMC NETWORKS, INC. ("Borrower") and Silicon Valley Bank ("Bank").

In connection with the Loan Agreement being concurrently executed between Borrower and Bank, Borrower agrees as follows:

          1. Borrower shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's documents, fixtures, investment property, deposit accounts, inventory, equipment, chattel paper, accounts, contract rights, general intangibles (including intellectual property), and instruments, without Bank's prior written consent, which consent shall not be unreasonably withheld.

          2. It shall be an event of default under the Existing Loan Documents and under any of the related documents between Borrower and Bank if there is a breach of any term of this Negative Pledge Agreement.

BORROWER:

MMC NETWORKS, INC.

    /s/ Uday Bellary
By:__________________________________________

       Uday Bellary
Name:________________________________________

       Vice President, Finance & Chief
              Financial Officer
Title:_______________________________________

BANK:

SILICON VALLEY BANK

    /s/ Kevin Walsh
By:__________________________________________

      Kevin Walsh
Name:________________________________________

         AVP
Title:_______________________________________

                        CORPORATE BORROWING RESOLUTION

BORROWER:  MMC NETWORKS, INC.               BANK:  SILICON VALLEY BANK
           1134 ARQUES AVENUE                      3003 TASMAN DRIVE
           SUNNYVALE, CA 94086-4602                SANTA CLARA, CA 95054-1191

I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF MMC NETWORKS, INC. ("BORROWER"), HEREBY CERTIFY that Borrower is a corporation duly organized and existing under and by virtue of the laws of the State of California.

I FURTHER CERTIFY that at a meeting of the Directors of Borrower (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of Borrower, whose actual signatures are shown below:

          NAMES                  POSITIONS               ACTUAL SIGNATURES
          -----                  ---------               -----------------

                           Vice President, Finance
     Uday Bellary          Chief Financial Officer   /s/ Uday Bellary
_________________________  _______________________  ____________________________

                              President & Chief
   Prabhat K. Dubey           Executive Officer      /s/ Prabhat K. Dubey
_________________________  _______________________  ____________________________

_________________________  _______________________  ____________________________

_________________________  _______________________  ____________________________

acting for and on behalf of Borrower and as its act and deed be, and they hereby are, authorized and empowered:

     BORROW MONEY. To borrow from time to time from Silicon Valley Bank ("Bank"), on such terms as may be agreed upon between the officers of Borrower and Bank, such sum or sums of money as in their judgment should be borrowed.

     EXECUTE LOAN DOCUMENTS. To execute and deliver to Bank the loan documents of Borrower, on Bank's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of Borrower to Bank, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the loan documents, or any portion of the loan documents.

     GRANT SECURITY. To grant a security interest to Bank in any of Borrower's assets, which security interest shall secure all of Borrower's obligations to Bank

     NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to Borrower or in which Borrower may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of Borrower with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     LETTERS OF CREDIT. To execute letter of credit applications and other related documents pertaining to Bank's issuance of letters of credit.

     FOREIGN EXCHANGE CONTRACTS. To execute and deliver foreign exchange contracts, either spot or forward, from time to time, in such amount as, in the judgment of the officer or officers herein authorized.

     ISSUE WARRANTS. To issue warrants to purchase Borrower's capital stock, for such class, series and number, and on such terms, as an officer of Borrower shall deem appropriate.

     FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of Borrower's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the persons named above are principal officers of the Borrower and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Borrower; and that they are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on May 7, 1998 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

   /s/ Uday Bellary
X ______________________________________________
  *Assistant Secretary, Uday Bellary

   /s/ Prabhat K. Dubey
X ______________________________________________
  Chief Executive Officer, Prabhat K. Dubey


*NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this resolution should also be signed by a second Officer or Director of Borrower.

                                       2